UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Optex Systems Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Optex Systems Holdings, Inc.

1420 Presidential Drive

Richardson, TX 75081

January 22, 2024

To the Shareholders of Optex Systems Holdings, Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc., a Delaware corporation (the “Company”), to be held virtually at 10:00 a.m. Central Time on February 21, 2024, to consider and vote upon the following proposals:

1.	To elect four nominees to the Company’s Board of Directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified (to which we refer as “Proposal 1” or the “Director Election” proposal).

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2024 (to which we refer as “Proposal 2” or the “Auditor Ratification” proposal).

3.	To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES in the Director Election proposal and “FOR” the Auditor Ratification proposal.

The Board has fixed the close of business on January 16, 2024 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Accordingly, only shareholders of record at the close of business on January 16, 2024 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.

Please review in detail the accompanying notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy via the internet, by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy in order to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote virtually at the meeting if you wish to do so.

By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2024 Annual Meeting of shareholders (the “Annual Meeting”) of Optex Systems Holdings, Inc. (the “Company”) will be held virtually beginning at 10:00 a.m. Central Time on February 21, 2024. At the Annual Meeting, the holders of the Company’s outstanding common stock will act on the following matters:

1.	To elect four nominees to the Company’s Board of Directors (the “Board”), each for a term expiring at the next annual meeting of shareholders of the Company, and until his successor has been duly elected and qualified (to which we refer as “Proposal 1” or the “Director Election” proposal).

2.	To ratify the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2024 (to which we refer as “Proposal 2” or the “Auditor Ratification” proposal).

3.	To transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be a virtual meeting to be held as a listen-only conference call by calling 877-407-3088 (Toll Free). There will not be a physical meeting location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com.

Shareholders of record at the close of business on January 16, 2024 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

We hope you will be able to attend the Annual Meeting virtually, but in any event, please vote according to the instructions on the enclosed proxy as promptly as possible. If you are able to be virtually present at the Annual Meeting, you may revoke your proxy and vote in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be Held on February 21, 2024

Pursuant to rules of the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended October 1, 2023, are available at www.optex.vote.

Dated: January 22, 2024	By Order of the Board of Directors:

/s/ Danny Schoening
Danny Schoening,
Chairman of the Board of Directors

i

OPTEX SYSTEMS HOLDINGS, INC.

1420 Presidential Drive

Richardson, TX 75081

ANNUAL MEETING OF SHAREHOLDERS

To Be Held February 21, 2024

PROXY STATEMENT

The Board of Directors (the “Board”) of Optex Systems Holdings, Inc. (the “Company”) is soliciting proxies from its shareholders to be used at the 2024 Annual Meeting of shareholders (the “Annual Meeting”) to be held virtually on February 21, 2024, beginning at 10:00 a.m. Central Time, and at any postponements or adjournments thereof. This proxy statement contains information related to the Annual Meeting. This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about January 22, 2024.

ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement because you have been identified as a shareholder of the Company as of the record date, which our Board has determined to be January 16, 2024 (the “Record Date”), and thus you are entitled to vote at the Annual Meeting. This document serves as a proxy statement used to solicit proxies for the Annual Meeting. This document and the Appendix hereto contain important information about the Annual Meeting and the Company and you should read it carefully.

If you are a shareholder of the Company and your shares are registered directly in your name with the Company’s transfer agent, Equity Stock Transfer LLC, you are considered, with respect to those shares, the shareholder of record or record holder, and the proxy materials (including proxy card) are being sent directly to you by the Company.

If your shares of common stock are held by a bank, broker, agent or other nominee, you are considered the beneficial owner of such shares held in “street name,” and the proxy materials are being forwarded to you together with a voting instruction card by such bank, broker, agent or other nominee.

Who is entitled to vote at the Annual Meeting?

Only shareholders as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 6,823,693 shares of our common stock issued and outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of our common stock held by such shareholder on the Record Date on each of the proposals presented in this proxy statement.

How do I access the proxy materials over the Internet?

Electronic copies of this proxy statement, the accompanying notice of Annual Meeting and the Company’s annual report on Form 10-K for the year ended October 1, 2023 are available at www.optex.vote and at https://ir.stockpr.com/optexsys/all-sec-filings. All materials will remain posted at least until the conclusion of the Annual Meeting.

How do I attend the Annual Meeting?

Shareholders may attend the Annual Meeting via phone call. In order to attend the virtual Annual Meeting, you must:

●	access an audio-only conference call by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International); and

●	present your unique 12-digit control number.

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Record holders can find their unique 12-digit control number on their proxy card.

Beneficial owners who hold their shares in “street name” must follow the following instructions in order to register for the Annual Meeting and obtain their 12-digit control number:

●	obtain a legal proxy from your broker, bank or other agent;
●	email the legal proxy to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com,

○	with “Legal Proxy” appearing in the subject line of the email; and
○	including proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email), so that your request for registration is received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on February 19, 2024; and

●	receive a confirmation of your registration, with your unique 12-digit control number, by email from Equity Stock Transfer.

Shareholders may submit live questions on the conference line while attending the virtual Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

How do I participate in and vote at the Annual Meeting?

If you are a record holder, you can participate and vote your shares in the Annual Meeting by visiting www.optex.vote and entering the 12-digit control number included on your proxy card.

If you are a beneficial owner of shares held in “street name,” you can participate and vote at the meeting by obtaining a legal proxy from your broker, bank or other agent and emailing a copy to proxy@equitystock.com no later than 5:00 p.m. Eastern Time, on February 19, 2024. You will then be able to vote your shares at the meeting by going to www.optex.vote and entering the same control number used to enter the meeting.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

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How do I vote without participating in the Annual Meeting?

Record holders may vote without participating in the Annual Meeting by any of the following means:

1.	By Internet.* The website address for Internet voting is www.optex.vote. The deadline for Internet voting is 7:00 p.m. Eastern Time, on February 20, 2024.
2.	By Email.* Mark, date, sign and email the enclosed proxy card to proxy@equitystock.com ATTN: Shareholder Services.
3.	By mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th Street, Suite 602, New York, NY 10018, ATTN: Shareholder Services.
4.	By Fax.* Mark, date, sign and fax the enclosed proxy card to 646-201-9006 ATTN: Shareholder Services.

* If you vote by Internet, fax or email, please do not mail your proxy card.

Because of possible delays with the mail, we recommend you use the Internet, email or fax to vote.

If you are a beneficial owner of shares held in “street name,” you must email to proxy@equitystock.com a legal proxy from your broker, bank or other agent authorizing you to vote your shares no later than 5:00 p.m. Eastern Time, on February 19, 2024. Once submitted, you will receive a control number enabling you to vote your shares by any of the means set forth above.

If I am a record holder, will my shares be voted if I do not return my proxy card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by a method discussed above or vote at the Annual Meeting.

If I hold my shares in “street name” by my broker, will my broker vote my shares for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank, agent or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters, as discussed further below. Thus, your broker will not be able to vote your shares of common stock without specific instructions from you for “non-routine” matters.

If your shares are held by your broker, bank, agent or other nominee, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker or other agent to vote your shares.

What are “broker non-votes”?

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” “Broker non-votes” occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Since brokers are permitted to vote on “routine” matters without instructions from the beneficial owner, “broker non-votes” do not occur with respect to “routine” matters.

Proposal 1 (the Director Election proposal) is a “non-routine” matter.

We consider Proposal 2 (the Auditor Ratification proposal) to be a “routine” matter.

The determination of “routine” and “non-routine” matters is determined by brokers and those firms responsible to tabulate votes cast by beneficial owners of shares held in street name and other nominees. Firms casting such votes have generally been guided by rules of the New York Stock Exchange (“NYSE”) when determining if proposals are considered “routine” or “non-routine”. When a matter to be voted on is the subject of a contested solicitation, banks, brokers and other nominees do not have discretion to vote your shares with respect to any proposal to be voted on.

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What constitutes a quorum for purposes of the Annual Meeting?

A quorum is present if holders of at least a majority of the issued and outstanding shares entitled to vote are present or represented by proxy at the Annual Meeting. This permits the conduct of business at the meeting. On the Record Date, there were 6,823,693 shares of common stock and no shares of preferred stock issued and outstanding and entitled to vote. Accordingly, the holders of 3,411,847 shares eligible to vote must be present or represented by proxy at the Annual Meeting to have a quorum. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for purposes of a quorum. Your shares will be counted toward the quorum at the Annual Meeting only if you vote in person at the virtual meeting, you submit a valid proxy or your broker, bank, agent or other nominee submits a valid proxy.

What vote is required to approve each item?

The following votes are required to approve each proposal, assuming in each case that a quorum is present:

●	Proposal 1 (Director Election proposal) – The election of the directors requires a plurality (the four nominees receiving the most “FOR” votes) of the votes cast on the proposal. Withhold votes and broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2 (Auditor Ratification proposal) – The ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2024 requires that holders of a majority of the stock represented in person or by proxy and entitled to vote on the proposal vote “FOR” the proposal. Abstentions will have the same effect as a vote against the proposal. In addition, since brokers may exercise discretionary voting power with respect to this proposal, a shareholder’s failure to provide voting instructions will not prevent a broker vote and can therefore affect the outcome of the proposal.

How are shares voted that are represented by proxy?

Shares represented by proxies will be voted as specified in such proxies, and if no choice is specified, will be voted in accordance with the Board’s recommendations consistent with Delaware law and NYSE rules: “FOR” each of the nominees in the Director Election proposal and “FOR” the Auditor Ratification proposal. With respect to any other matter that properly comes before the Annual Meeting, the proxyholder(s) will vote as recommended by the Board or, if no recommendation is given, in his or their own discretion.

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Can I change my vote?

Yes. Any record holder voting by proxy has the right to revoke their proxy at any time before the polls close at the Annual Meeting by sending a written notice stating that they would like to revoke his, her or its proxy to the Corporate Secretary of the Company; by providing a duly executed proxy card bearing a later date than the proxy being revoked; or by attending the Annual Meeting virtually and voting in person. Attendance alone at the Annual Meeting will not revoke a proxy.

Beneficial owners owning common stock in “street name” that have instructed their broker, bank, agent or other nominee to vote their shares of common stock must follow directions received from their broker, bank, agent or other nominee to change those instructions.

Who is soliciting this proxy? Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of the Board. The Company will bear the costs of and will pay all expenses associated with this solicitation, including the printing, mailing and filing of this proxy statement, the proxy card and any additional information furnished to shareholders. In addition to mailing these proxy materials, certain Company officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the Company’s stock and to obtain proxies.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a record holder and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days of the Annual Meeting.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Annual Meeting, including the procedures for voting your shares, you should contact Karen Hawkins, the Company’s Chief Financial Officer and Corporate Secretary, by telephone at (972) 764-5700.

Householding of Annual Disclosure Documents

The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on shareholders’ behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that such shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by shareholders and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer LLC, and inform them of their request by calling them at (212) 575-5757 or writing them at Equity Stock Transfer LLC, 237 West 37th Street, Suite 602, New York, NY 10018.

●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly, and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number on such request.

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MANAGEMENT AND CORPORATE GOVERNANCE

Corporate Leadership Structure

Our Board directs the management of the business and affairs of our company as provided in our certificate of incorporation, our by-laws and the General Corporation Law of Delaware. Members of our Board of Directors keep informed about our business through discussions with senior management, by reviewing analyses and reports sent to them, and by participating in regularly scheduled Board and committee meetings.

As of January 16, 2024, our Board of Directors consists of four directors, which includes three independent directors and one non-independent director as discussed below. Our directors serve for a one-year term and until their successors are elected and duly qualify.

Our Company is led by Danny Schoening, who has served as COO since 2009, was appointed CEO and Director in 2013, and became Chairman in 2017. In his role as Chairman, Mr. Schoening presides over meetings of the full Board of Directors, provides guidance to the Board and management on a variety of key issues, and is responsible for long-range strategic planning for the Company. As Chief Executive Officer, Mr. Schoening is responsible for the active management, day-to-day leadership, and overall performance of the Company.

Our Board leadership structure is used by other smaller public companies in the United States, and we believe that this leadership structure appropriately strikes the balance between strong and informed Company leadership and appropriate oversight by independent directors. We believe that our directors provide effective oversight of the risk management function, especially through dialogue between the full Board and our management.

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to shareholders. Our Board of Directors actively supports management’s adoption and implementation of many “best practices” in the area of corporate governance, including annual review of internal control changes, compensation practices, executive management and auditor retention.

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Directors and Executive Officers

The following table sets forth information regarding the members of our Board of Directors and our executive officers and a key employee as of the Record Date.

Name	Age	Position

Danny Schoening	59	Chairman and Director, Chief Executive Officer, Chief Operating Officer
Karen L. Hawkins	58	Chief Financial Officer
Dale Lehmann	65	Director, Compensation Committee Chair
Rimmy Malhotra	47	Director, Nominating Committee Chair
Dayton Judd	52	Director, Audit Committee Chair
Billy Bates	61	General Manager, Applied Optics Center (Key Employee)

Danny R. Schoening (59). Mr. Schoening joined Optex Systems, Inc. (Texas) in January 2008. Upon the acquisition of the assets of Optex Systems, Inc. (Texas) by Optex Systems, Inc. (Delaware), Danny became the COO of Optex Systems, Inc. (Delaware) (as of September 28, 2008) and he commenced service with Optex Systems Holdings as its Chief Operating Officer as of the date of the reorganization, March 30, 2009 and was appointed Chief Executive Officer and as a Director in 2013. He has been instrumental in establishing the systems and infrastructure required to continue Optex System’s rapid growth. This activity was rewarded with Optex System’s recent ISO 9001:2000 Certification. From February 2004 to January 2008, Danny was the Vice President of Operations for The Finisar Corporation AOC Division for 4 years where he led a team of up to 200 employees to produce vertical cavity lasers for the data communications industry at production rates of hundreds of thousands of units per week. Prior to Finisar, Danny was the Director of Operations for multiple divisions of Honeywell International. Serving the Automotive, Medical, Aerospace, and Consumer Commercial Markets. During this 17-year period, Danny was recognized with Honeywell’s Lund Award, their highest award for developing employee resources. Danny has a broad experience level in the following technologies: Mechanical Assembly Processes, Micro-Electronic Assembly Processes, Laser Manufacturing, Plastic Molding, Metal Machining, Plating, Thick Film Printing, Surface Mount Technology, Hall Effect Technology and MEMS based Pressure Devices. Danny received a Bachelor’s of Science in Manufacturing Engineering Technology from the University of Nebraska, an MBA from Southern Methodist University, and holds three U.S. patents. The Board of Directors has determined that Danny is suited to sit on our Board because of his industry experience and his extensive experience as an executive officer of the Company.

Karen L. Hawkins (58). On November 19, 2014, Karen Hawkins was appointed as our Chief Financial Officer. Ms. Hawkins had previously served as our Vice President, Finance and Controller, since the date of the reorganization, March 30, 2009 and was the controller of Optex Systems, Inc. (Delaware), effective September 28, 2009. She began her employment with Optex Systems, Inc. (Texas) in April 2007. Ms. Hawkins has over 30 years’ experience in Financial Accounting and Management, primarily focused in the Defense and Transportation Industries. She has a strong background in both Financial & Cost Accounting, with extensive Government Pricing, Financial Analysis, and Internal Auditing experience. Her past history also includes Program Management, Materials Management and Business Development. She brings over 25 years’ direct experience in Government Contracting with a strong knowledge of Cost Accounting Standards Board and Federal Acquisition Regulation. Her previous employment includes General Dynamics — Ordinance and Tactical Division, Garland (formerly known as Intercontinental Manufacturing) for over 13 years from November, 1994 through March, 2007. During her tenure there she served in the roles of Controller (Accounting & IT), Program Manager over a $250M 3-year Army Indefinite Delivery/Indefinite Quantity (Indefinite Delivery/Indefinite Quantity) type contract, as well as Materials Manager with oversight of Purchasing, Production Control & Warehousing functions. Prior to her employment at General Dynamics, Ms. Hawkins served in various finance and accounting positions at Luminator, a Mark IV Industries Co, and Johnson Controls, Battery Division - Garland. Karen received her Bachelor’s Degree in Business Administration in Accounting from Stephen F. Austin State University in Texas in 1986 and became a Certified Public Accountant in 1992.

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Dale E. Lehmann (65) joined the Board in November 2019 as an industry expert having over 30 years of management, strategy, product development, delivery and operational experience in the electro-optical industry. Dale was the Director of Business Development & Strategy for General Dynamics Global Imaging Technologies Group from 2014 through 2017. Prior to that, Dale was the Senior Vice President & General Manager of the Infrared Products Group for L-3 Communications/Cincinnati Electronics from 1995 through 2014. Dale currently sits on the Board of Directors for Adimec USA, a provider of application specific imaging solutions. The Board of Directors has determined that Dale is suited to sit on our Board because of his experience with companies in similar industries and his related subject matter expertise.

Rimmy Malhotra (47) joined the Board in November 2019 and holds the role of Nominating Committee Chair. From 2013 to the present, Mr. Malhotra has served as the Managing Member and Portfolio Manager for Nicoya Fund LP, a private investment partnership. Previously, from 2008 to 2013 he served as portfolio manager of the Gratio Values Fund, a mutual fund registered under the Investment Company Act of 1940. Prior to this, he was an Investment Analyst at a New York-based hedge fund. Mr. Malhotra serves as a member of the boards of directors of InfuSystem Holdings, Inc. (NYSE:INFU), HireQuest, Inc. (NASDAQ: HQI), and Scott’s Liquid Gold-Inc. (OTC:SLGD). He earned an MBA in Finance from The Wharton School and a Master’s degree in International Relations from the University of Pennsylvania where he was a Lauder Fellow. Mr. Malhotra holds undergraduate degrees in Computer Science and Economics from Johns Hopkins University. The Board of Directors has determined that Mr. Malhotra is suited to sit on our Board include his experience with public equity, including his service on the boards of directors of multiple public companies, and his qualifications as a financial matters expert.

Dayton Judd (52) joined the Board in October 2022 and holds the role of Audit Committee Chair. He is the founder and Managing Partner of Sudbury Capital Management, LLC (“Sudbury”). He also serves as the Chairman and CEO of FitLife Brands, Inc. (NASDAQ: FTLF)(“FitLife”). He has served as a director of FitLife since June 2017 and Chief Executive Officer since February 2018. Prior to founding Sudbury, Mr. Judd worked from 2007 through 2011 as a Portfolio Manager at Q Investments, a multi-billion dollar hedge fund in Fort Worth, Texas. Prior to Q Investments, he worked with McKinsey & Company from 1996 through 1998, and again from 2000 through 2007. He graduated from Brigham Young University in 1995 with a Bachelor’s Degree, summa cum laude, and a Master’s Degree, both in Accounting. He also earned an M.B.A. with high distinction from Harvard Business School in 2000, where he was a Baker Scholar. Mr. Judd has previously served on the board of directors for RLJ Entertainment (NASDAQ: RLJE) from 2015 until the sale of the company in 2018, and for Otelco (NASDAQ: OTEL) from 2019 until the sale of the company in 2021. He has also served on the board of directors for several private companies. Mr. Judd is a Certified Public Accountant. The Board of Directors has determined that Mr. Judd is suited to sit on our Board because of his qualifications as a financial matters expert and his experience as director and/or CEO of other public companies.

Bill Bates (61). Mr. Bates joined the Company in 2014. He has thirty-five years of experience related to optical component and system manufacturing. He is currently the General Manager of the Applied Optics Center in Dallas, Texas where he oversees the Thin-film Coating and Optical Assembly Operations where he has served since November of 2014. He has held various positions throughout his thirty-five years of experience within Litton Industries, Northrop Grumman Corporation, and L-3 Communications. He previously served as Vice President and General Manager within the Warrior Systems Division of L-3 Communications. Mr. Bates received a Bachelor of Science of Business Administration from DeVry University and an MBA from the University of Texas at Dallas.

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Family Relationships

There are no family relationships among the officers and directors.

Board Meetings

We are incorporated under the laws of the State of Delaware. The interests of our shareholders are represented by the Board of Directors, which oversees our business and management.

The Board of Directors meets regularly during the year and holds special meetings and acts by unanimous written consent whenever circumstances require. The Board held 4 meetings (including special meetings) and took action by unanimous written consent 6 times during our fiscal year ended October 1, 2023. In the fiscal year ended October 1, 2023, all directors attended a minimum of 75% of the meetings of the Board of Directors and of the committees on which they served.

Board Independence

Our Board of Directors has determined that three of our directors standing for re-election (all except Mr. Schoening) meet the independence requirements of NASDAQ. In reaching its conclusions, the Board of Directors considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the directors.

Board Committees

The Company has a separately-designated audit committee, of which Dayton Judd serves as the chair and the “audit committee financial expert.” The Company has a separately-designated compensation committee, of which Dale Lehman serves as the chair. The Company has a separately-designated nominating committee, of which Rimmy Malhotra serves as the chair. Each committee consists of independent directors Dayton Judd, Rimmy Malhotra and Dale Lehmann.

Audit Committee

The purpose of the Audit Committee is to serve as representative of the Board for the general oversight of the Company affairs relating to the (i) the quality and integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the Company’s financial reporting and internal control processes.

The Audit Committee had 4 meetings during our fiscal year ended October 1, 2023.

The Audit Committee’s charter is accessible on the Company’s website under “Investor Relations – Governance – Governance Documents”.

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Audit Committee Report

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

●	reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements for the fiscal year ended October 1, 2023;

●	discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees), and SEC Regulation S-X, Rule 2-07 (Communication with Audit Committee);

●	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence from the Company; and

based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended October 1, 2023, for filing with the Securities and Exchange Commission.

Audit Committee

Dayton Judd

Rimmy Malhotra

Dale Lehman

Compensation Committee

The purpose of the Compensation Committee is to (i) discharge the responsibilities of the Board relating to compensation of the CEO and other reportable officers (defined in the same manner as “officer” in rule 16a-1(f) of the Securities Exchange Act of 1934, as amended); (ii) produce annually the Compensation Committee report on Executive Compensation for inclusion in the Company’s proxy statement (if required); (iii) ensure that the Company’s compensation plans for the CEO and other reportable officers are competitive and support the Company’s overall business strategy; (iv) review, evaluate and recommend for board approval the director and reportable officer compensation plans; (v) review and discuss with management any compensation, discussion and analysis to be included in the Company’s annual proxy statement (as applicable); and (vi) to monitor the Company’s overall compensation policies and employment benefit plans.

The Compensation Committee had 2 meetings and took action by unanimous written consent 1 time during our fiscal year ended October 1, 2023.

The Compensation Committee’s charter is accessible on the Company’s website under “Investor Relations – Governance – Governance Documents”.

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Nominating Committee

The purpose of the Nominating Committee is (i) to identify individuals qualified to become members of the Board consistent with criteria agreed to by the Board; (ii) to recommend to the Board of Directors nominees for election to the Board of Directors or to recommend candidates to fill vacancies on the Board of Directors and (iii) to address related matters.

The Nominating Committee had no meetings and took action by unanimous written consent one time during our fiscal year ended October 1, 2023.

The Nominating Committee’s charter is accessible on the Company’s website under “Investor Relations – Governance – Governance Documents”.

Board Nominations

The Board of Directors nominates directors for election at each annual meeting of shareholders and appoints new directors to fill vacancies when they arise. The Nominating Committee has the responsibility to identify, evaluate, recruit, and recommend qualified candidates to the Board of Directors for nomination or election.

One of the Board of Directors’ objectives in evaluating director nominations is to ensure that its membership is composed of experienced and dedicated individuals with a diversity of backgrounds, perspectives, and skills. The Nominating Committee will select nominees for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all shareholders. We do not have a formal diversity policy, however, the Nominating Committee endeavors to have a Board representing diverse viewpoints as well as diverse expertise at policy-making levels in many areas, including business, accounting and finance, marketing and sales, business development, human capital management, public company governance, growth through mergers and acquisitions, risk management and in other areas that are relevant to our activities.

The Nominating Committee believes that nominees for director should have experience, such as those mentioned above, that may be useful to the Company and the Board of Directors, high personal and professional ethics and the willingness and ability to devote sufficient time to carry out their duties as directors effectively.

The following is a summary of certain types of diversity characteristics of our Board:

Board Diversity Matrix (As of January 16, 2024)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		4
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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Prior to each annual meeting of shareholders, the Nominating Committee identifies nominees first by evaluating the current directors who are willing to continue in service. These candidates are evaluated based on the criteria described above and the needs of the Board of Directors with respect to the talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating Committee determines not to re-nominate the director, a vacancy is created on the Board of Directors as a result of a resignation, an increase in the size of the Board, or other relevant event, the Nominating Committee will consider various candidates for Board membership, including those suggested by the Nominating Committee members, by other Board members, by any executive search firm engaged by the Nominating Committee, by management, or by shareholders.

Shareholders wishing to bring a nomination for a director candidate before a shareholders meeting must give written notice to our Corporate Secretary, either by personal delivery or by United States mail, postage prepaid. The shareholder’s notice must be received by the Corporate Secretary not later than (a) with respect to an Annual Meeting of Shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (b) with respect to a special meeting of shareholders for the election of directors, the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The shareholder’s notice must set forth all information relating to each person whom the shareholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC, including the written consent of the person proposed to be nominated to being named in the proxy statement as a nominee and to serving as a director if elected. The shareholder’s notice must also set forth as to the shareholder making the nomination (i) the name and address of the shareholder, (ii) the number of shares held by the shareholder, (iii) a representation that the shareholder is a holder of record of stock of the Optex Systems Holdings, entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person named in the notice, and (iv) a description of all arrangements or understandings between the shareholder and each nominee.

Shareholder Communications with the Board of Directors

Shareholders may communicate directly with the Board of Directors or any Board member by writing to them at Optex Systems Holdings, Inc., 1420 Presidential Drive, Richardson, TX 75081. The outside of the envelope should prominently indicate that the correspondence is intended for the Board of Directors or for a specific director. The secretary will forward all such written communications to the director to whom it is addressed or, if no director is specified, to the entire Board of Directors.

Director Attendance at Annual Meetings of Shareholders

Directors are encouraged to attend annual meetings, although such attendance is not required. All four directors then in office (not including Mr. Hagenbuch, who did not run for re-election) attended the Company’s 2023 Annual Meeting of Shareholders.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which has been distributed to all directors and executive officers, and is available to employees and given to new employees at the time of hire. The Code of Business Conduct and Ethics applies, among other persons, to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations” section of our website (www.optexsys.com) under the section for corporate governance. We also intend to disclose any amendments or waivers of our Code on our website. We undertake to provide a copy of the Code of Business Conduct and Ethics to anyone without charge who requests a copy in writing addressed to: Optex Systems Holdings, Inc., Attn: Corporate Secretary, 1420 Presidential Drive, Richardson, TX 75081.

Policy against Hedging

Under our Insider Trading Policy, no insider may engage in hedging transactions involving Company securities, including forward sale or purchase contracts, equity swaps, collars or exchange funds.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our named executive officers.

Name and Principal Position	Fiscal Year	Salary	Bonus (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation(1)	All Other Compensation	Total
Danny Schoening,	2023	$303,546	$-	$79,329	$76,228	$-	$459,103
CEO, COO & Board Chairman	2022	293,841	88,810	16,335	-	-	398,986

Karen Hawkins	2023	218,774	-	27,765	56,082	-	302,621
CFO	2022	209,534	64,093	5,445	-	-	279,072

(1)	Amounts shown represent bonuses earned in the fiscal year indicated, even if paid in the subsequent fiscal year. Discretionary bonuses are shown in the “Bonus” column. Non-discretionary bonuses are shown in the “Non-Equity Incentive Plan Compensation” column.

(2)	The amounts in the “Stock awards” column reflect the dollar amounts recognized as the executive portion of compensation expense for financial statement reporting purposes for each named executive officer, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions. The amounts include, for 2023, the grant date fair value of performance shares granted in the 2023 fiscal year, reported based on the probable outcome of the performance conditions as of the grant date and consistent with the aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC 718, disregarding any estimates for forfeitures. On January 2, 2019, the Company granted 150,000 RSUs to its Chief Executive Officer, Danny Schoening, and 50,000 RSUs to its Chief Financial Officer, Karen Hawkins. The RSUs granted to Mr. Schoening and Ms. Hawkins vested as follows: 34% on January 1, 2020, 33% on January 1, 2021 and 33% on January 1, 2022 (as subsequently adjusted for Mr. Schoening as described below). The total market value of the restricted stock units based on the share price of $1.32 as of January 2, 2019 was $264 thousand. The cost of the shares is amortized on a straight-line basis across the vesting periods. On December 1, 2021, the Company executed an amended and restated twelve-month employment agreement for Danny Schoening, effective as of December 1, 2021 and expiring on November 30, 2022. The amended agreement modified the RSU Agreement vesting requirements for his remaining 49,500 unvested RSUs from January 1, 2022 to vesting upon a “change of control date” as defined in the employment agreement. On November 28, 2022, the Company executed an amended and restated thirty-six-month employment agreement for Danny Schoening, effective as of December 1, 2022 and expiring on November 30, 2025. The amended agreement modified the RSU Agreement vesting requirements for his remaining 49,500 unvested units from vesting upon a “change of control date” to vesting on January 1, 2023. On May 3, 2023, the Board of Directors approved a grant of 100,000 and 35,000 performance shares to Mr. Schoening and Ms. Hawkins, respectively. Each performance share represents a contingent right to receive one share of common stock. The performance shares vest in five equal increments if, in each case and during a five-year performance period beginning on October 2, 2023, the average VWAP per share of common stock over a 30 consecutive trading day period equals or exceeds $3.70, $4.45, $5.35, $6.40, or $7.70. The maximum potential value of Mr. Schoening’s performance share award (based on all 100,000 shares at the highest vesting price of $7.70) is $770,000. The maximum potential value of Ms. Hawkins’ performance share award (based on all 35,000 shares at the highest vesting price of $7.70) is $269,500.

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Employment Agreements

Danny Schoening

On November 28, 2022, the Company entered into a new employment agreement with Danny Schoening. Pursuant to the agreement, which is dated as of December 1, 2022, Mr. Schoening will continue to serve as the Company’s President and Chief Executive Officer through November 30, 2025. Mr. Schoening’s base salary initially is $304,912 per annum, and will be increased to $314,060 on December 1, 2023 and $323,481 on December 1, 2024.

Mr. Schoening will be eligible for a performance bonus based on a one-year operating plan adopted by the Board of Directors. The bonus will be based on financial and/or operating metrics decided annually by the Board or its Compensation Committee and tied to such one-year plan. The target bonus will equate to 30% of Mr. Schoening’s base salary. The Board has discretion in good faith to alter the performance bonus upward or downward by 20%. Mr. Schoening is entitled to 200 hours paid vacation and paid time off (PTO) each year and all other benefits accorded to our other senior executive(s).

The updated employment agreement also served to amend Mr. Schoening’s RSU Agreement, dated January 2, 2019, which had been previously amended as of December 1, 2021, by changing the third and final vesting date for the restricted stock units granted under such agreement from the “change of control date” to January 1, 2023.

The employment agreement may be terminated by either party upon written notice. Other events of termination consist of: (i) death or permanent disability of Mr. Schoening; (ii) termination by the Company for cause (including in connection with the conviction of a felony, commission of fraudulent, illegal or dishonest acts, certain willful misconduct or gross negligence, continued failure to perform material duties or cure material breach after written notice, violation of securities laws and material breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Mr. Schoening for good reason (including continued breach by the Company of its material obligations under the agreement after written notice, the requirement for Mr. Schoening to move more than 100 miles away for his employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Mr. Schoening, Mr. Schoening will be paid accrued and unpaid salary and any bonus earned through the date of termination. For a termination by the Company without cause or by Mr. Schoening with good reason, Mr. Schoening will also be paid six months’ base salary in effect.

Karen Hawkins

Effective January 1, 2024, the Company entered into a new employment agreement with Karen Hawkins. Pursuant to the agreement, Ms. Hawkins will continue to serve as the Company’s Chief Financial Officer through December 31, 2026. Thereafter, the term of the agreement will automatically extend for successive additional 12-month periods unless Ms. Hawkins or the Company provides written notice of termination at least 90 days prior to the end of the term then in effect. Ms. Hawkins’ initial annual base salary under the new agreement is $224,328. Ms. Hawkins’ base salary will be reviewed annually in accordance with the then-current Company policy.

Ms. Hawkins will be eligible for a performance bonus based upon a one-year operating plan adopted by the Company’s Board. The bonus will be based on financial and/or operating metrics decided annually by the Board or the Compensation Committee and tied to such one-year plan. The target bonus will equate to 30% of Ms. Hawkins’ base salary. The Board will have discretion in good faith to alter the performance bonus upward or downward by 20%. Ms. Hawkins is entitled to 200 hours paid vacation and paid time off (PTO) each year and all other benefits accorded to our other senior executive(s).

The employment agreement may be terminated by either party upon written notice. Other events of termination consist of: (i) death or permanent disability of Ms. Hawkins; (ii) termination by the Company for cause (including in connection with the conviction of a felony, commission of fraudulent, illegal or dishonest acts, certain willful misconduct or gross negligence, continued failure to perform material duties or cure material breach after written notice, violation of securities laws and material breach of the employment agreement), (iii) termination by the Company without cause and (iv) termination by Ms. Hawkins for good reason (including continued breach by the Company of its material obligations under the agreement after written notice, the requirement for Ms. Hawkins to move more than 100 miles away for her employment without consent, and merger or consolidation that results in more than 66% of the combined voting power of the Company’s then outstanding securities or those of its successor changing ownership or a sale of all or substantially all of its assets, without the surviving entity assuming the obligations under the agreement). For a termination by the Company for cause or upon death or permanent disability of Ms. Hawkins, Ms. Hawkins will be paid accrued and unpaid salary and any bonus earned through the date of termination. For a termination by the Company without cause or by Ms. Hawkins with good reason, Ms. Hawkins will also be paid six months’ base salary in effect.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding equity awards held by the named executive officers at October 1, 2023.

	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested(1)
Name
Danny Schoening	-	$-	100,000	$416,000

Karen Hawkins	-	-	35,000	145,600

(1)	Represents performance shares. On May 3, 2023, the Board of Directors approved a grant of 100,000 and 35,000 performance shares to Mr. Schoening and Ms. Hawkins, respectively. Each performance share represents a contingent right to receive one share of common stock. The performance shares vest in five equal increments if, in each case and during a five-year performance period beginning on October 2, 2023, the average VWAP per share of common stock over a 30 consecutive trading day period equals or exceeds $3.70, $4.45, $5.35, $6.40, or $7.70.

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Post-Termination Compensation

We have not entered into change of control agreements with any of our named executive officers.

The change of control provisions that govern awards made under our 2023 Equity Incentive Plan are described below.

Except to the extent the Compensation Committee provides a result more favorable to holders of awards, in the event of a change of control:

●	each holder of a stock option shall have the right (a) at any time after the change of control to exercise the stock option in full whether or not it was exercisable before the change of control; and (b) by sending us written notice within 60 days after the change of control, to receive in exchange for the stock option cash equal to the excess of the change of control price (as defined in the 2023 Plan) of the shares covered by the stock option over the exercise price of such option; provided that this right does not exist with respect to any portion of an option that was forfeited or cancelled upon a participant’s termination of employment or service prior to the date of the change of control;

●	each holder of restricted stock and/or restricted stock unit(s) that are not vested before a change of control will vest on the date of the change of control, and each holder of such restricted stock and/or restricted stock unit(s) may receive, by sending us written notice within 60 days after the change of control, in exchange for the restricted stock and/or restricted stock unit(s), cash equal to the change of control price of such restricted stock and/or restricted stock unit(s) on the date of surrender;

●	each holder of a performance share and/or performance unit for which the performance period has not expired may receive, by sending us written notice within 60 days after the change of control, in exchange for the performance share and/or performance unit, cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2023 Plan) multiplied by a percentage based on the number of months elapsed from the beginning of the performance period to the date of the change of control divided by the number of months in the performance period;

●	each holder of a performance share and/or performance unit that has been earned but not yet paid will receive cash equal to the value of the performance share and/or performance unit (as determined in accordance with the 2023 Plan); and

●	each holder of a stock appreciation right shall have the right (a) at any time after the change of control to exercise the stock appreciation right in full whether or not it was exercisable before the change of control; and (b) by sending us written notice within 60 days after the change of control, to receive in exchange for the stock appreciation right cash equal to the excess of the change of control price of the shares covered by the stock appreciation right over the exercise price of such stock appreciation right; provided that this right does not exist with respect to any portion of a stock appreciation right that was forfeited or cancelled upon a participant’s termination of employment or service prior to the date of the change of control.

For these purposes, the value of a performance share is equal to, and the value of a performance unit the value of which is equal to the fair market value of one or more shares, is based on the change of control price.

“Change of control” is defined to mean the occurrence of any one of the following events:

●	any “person” (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, but not including (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities that are beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of either the then outstanding shares of Company’s common stock or the combined voting power of the Company’s then outstanding voting securities; or

●	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date of the Company’s 2023 annual meeting of shareholders, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least one-half (1/2) of the directors then still in office who either were directors on the date of the Company’s 2023 annual meeting of shareholders, or whose appointment, election or nomination for election was previously so approved; or

●	consummation of a merger or consolidation of the Company with any other corporation or approval of the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of either the then outstanding shares of Company’s common stock or the combined voting power of the Company’s then outstanding voting securities;

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●	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or the Company consummates the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

●	consummation of a sale or disposition of all or substantially all of the assets or equity of an affiliate or division of the Company, if the Compensation Committee determines, in its sole discretion, that the economic effect of such sale or disposition on the employees of such affiliate or division, as the case may be, is tantamount to a change of control set forth in (i)-(iv) above, provided, however, that in such case, a change of control shall only be deemed to occur with respect to such employees, and not with respect to any other participants.

Nevertheless, no “change of control” is deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Director Compensation

The following table provides information regarding compensation paid to non-employee directors for services rendered during the fiscal year ended October 1, 2023. Mr. Schoening receives compensation as our Chief Executive Officer and does not receive additional compensation for his services as a director or Chairman.

Name	Fees Earned or Paid in Cash (1)	Stock Awards(2)	Total Compensation
Rimmy Malhotra	$36,000	$35,000	$71,000
Dale Lehmann	36,000	35,000	71,000
Dayton Judd	36,000	38,625	74,625
Lawrence Hagenbuch (served until Feb 2023)	15,000	8,750	23,750

(1)	Director fees paid quarterly.
(2)	Represents restricted shares granted to each independent director, with 20,000 shares vesting each year. The amounts in the “Stock Awards” column reflect the dollar amounts recognized as the director portion of compensation expense for financial statement reporting purposes for each named director, as required by FASB ASC 718, disregarding any estimates for forfeitures relating to service-based vesting conditions.

Restricted Shares Awarded to Independent Board Members

On April 30, 2020, the Company’s Board voted to increase the annual Board compensation for the then three independent directors from $22,000 to $36,000, with an effective date of January 1, 2020, in addition to granting 100,000 restricted shares to each independent director which vest at a rate of 20% per year (20,000 shares) each January 1st, over the succeeding five years, through January 1, 2025. The total market value for the 300,000 shares is $525 thousand based on the stock price of $1.75 as of April 30, 2020. The Company amortizes the fair market value to stock compensation expense on a straight-line basis across the five-year vesting period beginning on April 30, 2020. As a result of Lawrence Hagenbuch’s departure from the Board in February 2023, his then-remaining 40,000 unvested restricted shares were forfeited. As of October 1, 2023, 60,000 (60%) of the restricted shares had vested. As of January 16, 2024, 80,000 (80%) of the restricted shares had vested.

On May 9, 2023, the Board of Directors approved a grant of 40,000 shares of restricted stock to Mr. Judd outside of the 2023 Equity Incentive Plan. The shares vest 50% on each of January 1, 2024 and January 1, 2025. As of the grant date, the fair value of the shares was $124 thousand, to be amortized on a straight-line basis through January 1, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On January 16, 2024, we had 6,823,693 shares of common stock outstanding, zero options, zero warrants, and zero granted and unvested restricted stock units. The following table sets forth certain information with respect to the beneficial ownership of our securities as of January 16, 2024, for (i) each of our directors and executive officers; (ii) all of our directors and executive officers as a group; and (iii) each person who we know beneficially owns more than 5% of our common stock.

Beneficial ownership data in the table has been calculated based on Commission rules that require us to identify all securities that are exercisable or convertible into shares of our common stock within 60 days of January 16, 2024 and treat the underlying stock as outstanding for the purpose of computing the percentage of ownership of the holder. However, the numbers below do not include any shares underlying unvested performance shares held by Mr. Schoening and Ms. Hawkins, as vesting of those shares is conditioned on the stock price.

Except as indicated by the footnotes following the table, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all capital stock held by that person. The address of each named executive officer and director, unless indicated otherwise by footnote, is c/o our corporate headquarters.

Except as otherwise set forth below, the address of each of the persons listed below is our address.

Title of Class	Name of Beneficial Owner	Number of Shares	Percentage of Outstanding Shares

5% Holders	Collin McBirney, Topline Capital Partners, LP(1)	806,063	11.8%
	Howard Deshong, Galileo Partners, LLC(2)	423,300	6.2%
	Punch & Associates Investment Management, Inc. (3)	442,186	6.5%

Directors and officers:	Danny Schoening	914,168	13.4%
	Karen Hawkins	32,951	0.5%
	Dayton Judd (4)(6)	869,383	12.7%
	Rimmy Malhotra (5)(6)	108,565	1.6%
	Dale Lehmann (6)	166,558	2.4%

Directors and officers as a group (5 Individuals) (7)		2,091,625	30.6%

(1)	Represents 806,063 common shares reported as held by Topline Capital Partners, LP on a Form 4 filed on April 7, 2023. According to a Schedule 13G filed on December 21, 2022, Collin McBirney is the member-manager of Topline Capital Management, LLC, which is the investment manager and general partner of Topline Capital Partners, LP, and the address for all three is 544 Euclid Street, Santa Monica, CA 90402.

(2)	Represents 423,300 common shares reported as held by Galileo Partners, LLC on a Schedule 13G filed on February 16, 2022. According to this Schedule 13G, Howard Deshong is the managing member of Galileo Partners, LLC, and the address for both is 1033 Gayley Ave, Ste 204, Los Angeles, CA 90024.

(3)	Represents 442,186 common shares reported as held by Punch & Associates Investment Management, Inc. on a Schedule 13G filed on February 13, 2023. According to this Schedule 13G, Howard D. Punch, Jr. is the president of Punch & Associates Investment Management, Inc., and the address for both is 7701 France Ave. So., Suite 300, Edina, MN 55435.

(4)	Represents 804,383 common shares reported as held by Sudbury Capital Fund, LP (the “Fund”) and 65,000 common shares reported as held by Dayton Judd or his IRA, on a Form 4 filed on May 11, 2023. According to a Schedule 13D/A filed on October 25, 2022, Sudbury Holdings, LLC (“Holdings”) provides management services to the Fund, Sudbury Capital GP, LP (“GP”) acts as the general partner of the Fund, the GP has delegated management of the Fund’s investment program to Sudbury Capital Management, LLC (the “Investment Advisor”), Mr. Judd is the managing member of the Investment Advisor and partner and manager of the GP, and the address for all is 136 Oak Trail, Coppell, TX 75019. Dayton Judd is a director of the Company.

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(5)	Represents 101,677 common shares held directly by Mr. Malhotra and 6,888 common shares held by Nicoya Fund LLC. Mr. Malhotra is the managing member of Nicoya Capital LLC, which is the managing member of Nicoya Fund LLC. Mr. Malhotra is a director of the Company.

(6)	Includes 20,000 unvested restricted shares for each independent director.

(7)	Represents common shares held by Danny Schoening, Karen Hawkins, Rimmy Malhotra, Dale Lehmann and Dayton Judd.

Information with respect to our equity compensation plans

2023 Equity Incentive Plan

On February 16, 2023, the Company’s stockholders approved the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), under which 600,000 shares of common stock are reserved for issuance. The 2023 Plan permits the grant of stock options, performance shares, performance units, restricted stock, restricted stock units and stock appreciation rights to officers, other employees, individuals engaged to become officers or employees, consultants, advisors and non-executive directors of the Company. In connection with the approval of the 2023 Plan, the Company’s 2016 Restricted Stock Unit Plan and 2009 Stock Option Plan were both canceled.

A description of the 2023 Plan is incorporated herein by reference to “Proposal 3” in our definitive proxy statement on Schedule 14A filed with the SEC on January 17, 2023.

Pay Versus Performance

The Company is providing the following disclosure in response to Item 402(v) of Regulation S-K. The information set forth below was not used by the Compensation Committee in setting compensation for our named executive officers as set forth in the Summary Compensation Table. The disclosure in this section is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Pay Versus Performance Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Summary Compensation Table Total for Non-PEO Named Executive Officer (1)	Compensation Actually Paid to Non-PEO Named Executive Officer (2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	Net Income (thousands)
2023	$459,103	$819,170	$302,421	$420,256	$163.78	$2,263
2022	398,986	410,371	279,072	271,812	128.28	1,283

1. Reflects, in column (b), total compensation reported in the Summary Compensation Table (SCT) for our chief executive officer, and, in column (d), total compensation reported in the SCT for our sole non-PEO named executive officer, i.e., our chief financial officer, in each case for the years 2023 and 2022.

2. Reflects, in column (c), compensation actually paid to our PEO and, in column (e), compensation actually paid to our non-PEO named executive officer, in each case for the years 2023 and 2022, consisting of the respective amounts set forth in columns (b) and (d) of the table, adjusted as set forth in the applicable table below, as determined in accordance with SEC rules.

3. Represents the cumulative total shareholder return (TSR) of the Company for the measurement periods ending on October 1, 2023 and October 2, 2022, respectively. The TSR reflected in this column for each applicable fiscal year is calculated based on a fixed investment of $100 at the applicable measurement point on the same cumulative basis as is used in Item 201(e) of Regulation S-K.

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The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for PEO	2023	2022
Deduction for amounts reported under the “Stock awards” column and stock portion of “Non-Equity Plan Incentive Compensation” column (not applicable) in the SCT	$(76,228)	$(16,335)
Deduction for amounts reported under the “Option awards” columns in the SCT	-	-
Increase for Fair Value* as of year-end of awards granted during year that remain outstanding and unvested as of year end	416,000	-
Increase for Fair Value* as of the vesting date of awards granted during year that vested during year	-	-
Increase/deduction for Change in Fair Value* from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	-	27,720
Increase/deduction for Change in Fair Value* from prior year-end to vesting date of awards granted prior to year that vested during year	20,295	-
Deduction of Fair Value* as of prior year-end of awards granted prior to year that were forfeited during year	-	-
Increase based upon Incremental Fair Value*, if any, of awards modified during year(1)	-	-
Increase based upon dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	-	-
Total Adjustments	360,067	11,385

*Awards include those in the “Stock awards” column and the stock portion of the “Non-Equity Incentive Plan Compensation” column (not applicable). The Fair Value or Change in Fair Value, as applicable, of the equity award adjustments was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such Fair Values, such as assumed volatility and risk-free rate differ from those used at the time of grant due to the fluctuation in the stock price and the corresponding Monte Carlo Value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K. For performance share awards granted in 2023, the fair value represents the product of the number of shares underlying the award and the closing price of our common stock at fiscal year end.

(1)	During fiscal year 2022, the vesting period for outstanding restricted stock units was deferred based on a potential change in control, and in fiscal year 2023 the vesting periods was changed to 1/1/2023, the cumulative effect of the changes was a twelve-month delay in the vesting period. The impact of these modifications was immaterial and impractical to calculate for this chart.

The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our Non-PEO named executive officer during each of the years in question:

Adjustments to Determine Compensation “Actually Paid” for Non-PEO Named Executive Officers	2023	2022
Deduction for amounts reported under the “Stock awards” column and stock portion of “Non-Equity Plan Incentive Compensation” column in the SCT	$(27,765)	$(5,445)
Deduction for amounts reported under the “Option awards” column in the SCT	-	-
Increase for Fair Value* as of year-end of awards granted during year that remain outstanding and unvested as of year-end	145,600	-
Increase for Fair Value* as of the vesting date of awards granted during year that vested during year	-	-
Increase/deduction for Change in Fair Value* from prior year-end to current year-end of awards granted prior to year that were outstanding and unvested as of year-end	-	-
Increase/deduction for Change in Fair Value* from prior year-end to vesting date of awards granted prior to year that vested during year	-	(1,815)
Deduction of Fair Value* as of prior year-end of awards granted prior to year that were forfeited during year	-	-
Increase based upon Incremental Fair Value*, if any, of awards modified during year	-	-
Increase based upon dividends or other earnings paid during year prior to vesting date of award that are not otherwise included in total compensation	-	-
Total Adjustments	117,835	(7,260)

*Awards include those in the “Stock awards” column and the stock portion of the “Non-Equity Incentive Plan Compensation” column. The Fair Value or Change in Fair Value, as applicable, of the equity award adjustments was computed in accordance with FASB ASC Topic 718. The valuation assumptions used to calculate such Fair Values, such as assumed volatility and risk-free rate differ from those used at the time of grant due to the fluctuation in the stock price and the corresponding Monte Carlo Value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K. For performance share awards granted in 2023, the fair value represents the product of the number of shares underlying the award and the closing price of our common stock at fiscal year end.

Pay Versus Performance Comparative Disclosure

The Company believes that the amount of “compensation actually paid” to our PEO and other NEO is appropriately aligned with the Company’s total shareholder return and net income. The PEO’s total compensation shown in the Summary Compensation Table for 2023 was approximately 15% higher than the amount for 2022, and his compensation actually paid in 2023 was approximately 100% higher than the amount in 2022. For the non-PEO named executive officer, the total compensation shown in the Summary Compensation Table for 2023 was approximately 8% higher than the amount for 2022, and compensation actually paid in 2023 was approximately 55% higher than the amount in 2022. This compares to a TSR in 2023 that was approximately 28% higher than the TSR in 2022, and a net income in 2023 that was approximately 76% higher than in 2022.

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Equity Compensation Plan Table

The following table provides information about our common stock that may be issued upon the exercise, vesting and/or settlement of the named securities outstanding under all our existing equity compensation plans as of October 1, 2023:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	-	$-	561,000
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	561,000

The amounts in column (c) of the table above do not include 135,000 unvested performance shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Executive Management

See the “Executive Compensation” section for a discussion of the material elements of compensation awarded to, earned by or paid to our named executive officers. Other than as stated in the “Executive Compensation” section, we have not entered into any transactions with executive management. There are no transactions disclosable under Item 404 of Regulation S-K.

Director Independence

As of January 16, 2024, the Company has three independent directors, as such term is defined under NASDAQ standards and one non independent director.

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PROPOSAL 1

THE ELECTION OF DIRECTORS

General

Four directors are to be elected at this Annual Meeting to serve until the 2025 annual meeting of shareholders or until, for each director, a successor has been elected and qualified. Unless otherwise instructed, the person or persons named in the accompanying proxy intend(s) to vote the shares represented by the proxy for the election of the nominees listed below. Although it is not contemplated that the nominees will decline or be unable to serve as directors, in such event, proxies will be voted by the proxy holder(s) for such other persons as may be designated by the Board.

The following table sets forth the nominees for the Board of Directors. See the “Management” Section for biographical information for each of the nominees.

Nominee for Director

Name	Age	Position

Danny R. Schoening	59	Chairman and Director, Chief Executive Officer, Chief Operating Officer
Dale E. Lehmann	65	Director, Nominating Committee Chair
R. Rimmy Malhotra	47	Director, Compensation Committee Chair
Dayton Judd	52	Director, Audit Committee Chair

Vote Required

The election of the directors requires a plurality (the four nominees receiving the most “FOR” votes) of the votes cast on the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF WHITLEY PENN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024

The Audit Committee has appointed Whitley Penn LLP (“Whitley Penn”) as our independent registered public accounting firm for the fiscal year ending September 29, 2024 and the Board has directed that the selection of Whitley Penn be submitted to a vote of shareholders at the Annual Meeting for ratification.

The shareholder vote is not binding on the Audit Committee. If the appointment of Whitley Penn is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to shareholders. Even if the appointment of Whitley Penn is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of our Company and our shareholders.

Representatives of Whitley Penn are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Principal Accountant Fees and Services

The following table sets forth the fees paid to date for audit services rendered during fiscal years ended October 1, 2023 and October 2, 2022, respectively.

Fee Category	2023	2022
Audit Fees (1)	$165,383	$134,593

Tax Fees	8,725	9,450

(1)	Audit Fees are fees for professional services performed for the audit of our annual consolidated financial statements and review of consolidated financial statements included in our 10-Q filings for the fiscal years ended October 1, 2023 and October 2, 2022, respectively.

Vote Required

The ratification of the appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2024 requires that holders of a majority of the stock represented in person or by proxy and entitled to vote on the proposal vote “FOR” the proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3 - OTHER MATTERS

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. However, with respect to any other matter that properly comes before the Annual Meeting, the proxy holder(s) will vote as recommended by the Board or, if No recommendation is given, in his or their own discretion.

SHAREHOLDER PROPOSALS FOR THE 2025 MEETING

Our bylaws provide that, for matters to be properly brought before an annual meeting, business must be either (i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder.

Shareholder proposals intended for inclusion in our proxy statement relating to the next annual meeting in 2025 pursuant to Rule 14a-8 must be received by us no later than September 24, 2024. If the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then the deadline for inclusion of a shareholder proposal in our proxy materials is instead a reasonable time before we begin to print and send our proxy materials for that meeting. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Notice to us of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 also will be considered untimely if received at our principal executive offices other than during the time period set forth below and will not be placed on the agenda for the meeting. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to our Secretary. While the Company’s bylaws do not currently contain an advance notice provision, to be considered timely, a shareholder’s notice must be delivered to the Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by us.

Notice to us of a proxy solicitation in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 for the Company’s next annual meeting must be postmarked or transmitted electronically to us at our principal executive office no later than December 23, 2024, except that, if the date of next year’s annual meeting is moved by more than 30 days before or after the anniversary date of this year’s Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of next year’s annual meeting or the 10th calendar day following the day on which public announcement of the date of next year’s annual meeting is first made by us.

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ANNUAL REPORT

Upon written request to the Secretary, Optex Systems Holdings, Inc. at 1420 Presidential Drive, Richardson, TX 75081, we will provide without charge to each person requesting a copy of our 2023 Annual Report, including the financial statements filed therewith. We will furnish a requesting shareholder with any exhibit not contained therein upon specific request. In addition, this Proxy Statement, as well as our 2023 Annual Report, are available on our Internet website at www.optexsys.com

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Danny Schoening
Danny Schoening
Chairman of the Board of Directors

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OPTEX SYSTEMS HOLDINGS, INC

1420 PRESIDENTIAL DRIVE RICHARDSON TX 75081

VOTE BY INTERNET - www.optex.vote

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on February 20, 2024. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th St, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Optex Systems Holdings, Inc.

The undersigned hereby appoints Danny R. Schoening the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, of Optex Systems Holdings, Inc., which the undersigned is entitled to vote at the Annual Meeting (the "Meeting") of stockholders of Optex Systems Holdings, Inc., to be held at 10:00 AM Central Time on February 21, 2024, virtually by calling 877-407-3088 (toll free), and any adjournment or postponement thereof. There will not be a physical meeting location.

This proxy is solicited by the Company's Board of Directors.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion.

The Board of Directors recommends a vote "FOR" for all of the nominees in Proposal 1, and "FOR" Proposal 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Nominee	For	Withhold
1a. Danny R. Schoening	☐	☐
1b. Dale E. Lehmann	☐	☐
1c. R. Rimmy Malhotra	☐	☐
1d. Dayton Judd	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date